UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

New Generation Biofuels Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SUPPLEMENT TO PROXY STATEMENT

On January 14, 2011, New Generation Biofuels Holdings, Inc. (“we,” “us” or the “Company”) filed with the U.S. Securities and Exchange Commission (“SEC”) and mailed on January 14, 2011, to each shareholder entitled to vote at our 2011 Special Meeting, a definitive proxy statement (the “Proxy Statement”) and a proxy card.  On February 9, 2011, the Company filed with the SEC a proxy supplement (the “Proxy Supplement”), which was intended to (i) change the date and time of the 2011 Special Meeting to Thursday, March 3, 2011, at 9:00 A.M. Eastern time; (ii) inform you that the board of directors of the Company (the “Board”) has determined that it is in the best interests of the Company and its shareholders to defer consideration and decision on whether to amend the Company’s Omnibus Incentive Plan to increase the number of shares of common stock available for issuance under the plan from 10,000,000 to 30,000,000,which is described under proposal 2 in the Proxy Statement; and (iii) deliver a revised proxy card deleting proposal number 2.  The Company inadvertently excluded the revised proxy card from the Proxy Supplement as filed with the SEC.  This second proxy supplement (the “Second Proxy Supplement”) is being filed with the SEC to file the revised proxy card.  We intend to mail the Proxy Supplement to our shareholders on or about February 10, 2011, with the revised proxy card.  This Second Proxy Supplement is not intended to make any additional changes to the Proxy Statement.

By Order of the Board of Directors,

/s/ Miles F. Mahoney
Miles F. Mahoney
President and Chief Executive Officer

Dated: February 10, 2011

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET AS DESCRIBED IN THIS NOTICE AS PROMPTLY AS POSSIBLE.  YOU ALSO MAY SUBMIT YOUR VOTE BY MAIL IF YOU PREFER, ALTHOUGH WE ENCOURAGE YOU TO VOTE BY TELEPHONE OR OVER THE INTERNET TO HELP SAVE THE COMPANY ON PRINTING COSTS AND POSTAGE FEES.

NEW GENERATION BIOFUELS HOLDINGS, INC.
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 2, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

5850 Waterloo Road - Suite 140
Columbia, MD 21045	ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by NEW GENERATION BIOFUELS HOLDINGS, INC. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 2, 2011. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NEW GENERATION BIOFUELS HOLDINGS, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NGENB1	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ..		DETACH AND RETURN THIS PORTION ONLY

NEW GENERATION BIOFUELS HOLDINGS, INC.

					For	Against	Abstain

1.
Amend the Company’s Articles of Incorporation to increase the authorized number of Shares of Common Stock from 100,000,000 to 350,000,000

The Board of Directors does not have a recommendation for voting on the following proposal:
					☐	☐	☐

2.	THE APPROVAL OF PROPOSAL 2 IS NO LONGER NECESSARY AND WILL NOT BE CONSIDERED WHEN THE SPECIAL MEETING IS RECONVENED.				☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

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PROXY NEW GENERATION BIOFUELS HOLDINGS, INC. 5850 WATERLOO ROAD - SUITE 140, COLUMBIA, MD 21045 SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2011 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Joseph N. Fasciglione and Dane R. Saglio, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side, all shares of common stock and Series B Preferred Stock (on an as converted basis) of New Generation Biofuels Holdings, Inc. held of record by the undersigned on December 30, 2010 at the 2011 Special Meeting of Shareholders to be held on March 03, 2011 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

Address change/comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)